EXHIBIT 10.1

                    THIRTEENTH AMENDMENT TO CREDIT AGREEMENT

         This Thirteenth Amendment to Credit Agreement ("Amendment") is made and entered into as of August ___, 1998 by and between ATLANTIS PLASTICS, INC. ("Borrower"), HELLER FINANCIAL, INC., in its capacity as Agent for the Lenders party to the Credit Agreement described below ("Agent") and the Lenders which are signatories hereto.

         WHEREAS, Agent, Lenders and Borrower are parties to a certain Credit Agreement dated as of February 22, 1993 and all amendments thereto (as such agreement has from time to time been amended, supplemented or otherwise modified, the "Agreement"); and

         WHEREAS, the parties desire to amend the Agreement as hereinafter set forth;

         NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in the Agreement and this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. DEFINITIONS. Capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Agreement.

         2. AMENDMENTS. Subject to the conditions set forth below, the Agreement is amended as follows:

                  A. Subsection 2.5 is hereby amended by deleting the first sentence in subsection 2.5 in its entirety and inserting the following in lieu thereof:

                  "This Agreement shall be effective until February 22, 1999 (the "Termination Date"), and the Commitments shall terminate on said date."

                  B. Subsection 6.1 is hereby amended by deleting the first sentence in subsection 6.1 in its entirety and inserting the following in lieu thereof:

                  "The aggregate amount of all Capital Expenditures of Borrower and the Subsidiary Guarantors (excluding expenditures funded by insurance proceeds) will not exceed the sum of $15,000,000 from January 1, 1998 through February 22, 1999."

                  C. Subsection 6.2 is hereby amended by deleting subsection 6.2 in its entirety and inserting the following in lieu thereof:

                  "6.2 FIXED CHARGE COVERAGE. The Fixed Charge Coverage, on a trailing twelve (12) Fiscal Month basis, shall not be less than 0.9 for the Fiscal Quarter ending September 30, 1998 and each Fiscal Quarter thereafter."

                  D. Subsection 6.5 is hereby amended by deleting subsection 6.5 in its entirety and inserting the following in lieu thereof:

                  "6.5 EBIDAT. EBIDAT, on a trailing twelve (12) Fiscal Month basis, shall not be less than $25,000,000 for the Fiscal Quarter ending September 30, 1998 and each Fiscal Quarter thereafter."

         3. COVENANTS. Notwithstanding the limitations of subsection 7.11, Borrowers may make payments of fees and compensation to Trivest, Inc. and its officers and subsidiaries, for January 1, 1998 through December 31, 1998, so long as such payments do not exceed the total amount paid in Fiscal Year 1997.

         4. CONDITIONS. The effectiveness of this Amendment is subject to the following conditions precedent (unless specifically waived in writing by Agent):

                  (a) Borrower shall have executed and delivered this Amendment, and such other documents and instruments as Agent may require shall have been executed and/or delivered to Agent;

                  (b) All proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Agent and its legal counsel;

                  (c) No Default or Event of Default shall have occurred and be continuing;

                  (d) Borrower shall have paid Agent an amendment fee in the amount of $12,500.

         5. REPRESENTATIONS AND WARRANTIES. To induce Agent and Lenders to enter into this Amendment, Borrower represents and warrants to Agent and Lenders that
(a) the execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action on the part of Borrower and that this Amendment has been duly executed and delivered by Borrower and (b) each of the representations and warranties set forth in Section 4 of the Agreement (other than those which, by their terms, specifically are made as of certain date prior to the date hereof) are true and correct in all material respects as of the date hereof.

         6. SEVERABILITY. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this

Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

         7. REFERENCES. Any reference to the Agreement contained in any document, instrument or agreement executed in connection with the Agreement shall be deemed to be a reference to the Agreement as modified by this Amendment.

         8. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which taken together shall be one and the same instrument.

         9. RATIFICATION. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions of the Agreement and shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Agreement. Except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement are ratified and confirmed and shall continue in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal and delivered by their respective duly authorized officers on the date first written above.

Delivered at Chicago, Illinois, as of the day and year first above written.

                                         ATLANTIS PLASTICS, INC.

                                         By:_______________________________
                                         Name Printed:_____________________
                                         Title:____________________________

                                         HELLER FINANCIAL, INC.,
                                         Individually and as Agent

                                         By:_______________________________
                                         Name Printed:_____________________
                                         Title:____________________________

                                 ACKNOWLEDGMENT

         Each of Atlantis Molded Plastics, Inc., Atlantis Plastic Injection Molding, Inc. (f/k/a Cyanede Plastics, Inc.), Atlantis Plastic Films, Inc. and Pierce Plastics, Inc. hereby acknowledges and consents to the terms of this Agreement and hereby affirms, ratifies and confirms all of the terms and provisions of the such entity's Guaranty in favor of Agent and Lenders.

                                         ATLANTIS MOLDED PLASTICS, INC.

                                         By:_______________________________
                                         Name Printed:_____________________
                                         Title:____________________________

                                         ATLANTIS PLASTIC INJECTION
                                         MOLDING, INC.

                                         By:_______________________________
                                         Name Printed:_____________________
                                         Title:____________________________

                                         ATLANTIS PLASTIC FILMS, INC.

                                         By:_______________________________
                                         Name Printed:_____________________
                                         Title:____________________________

                                         PIERCE PLASTICS, INC.

                                         By:_______________________________
                                         Name Printed:_____________________
                                         Title:____________________________